Filed Pursuant to Rule 497(a)

File No. 333-223350

Rule 482ad

FIDUS INVESTMENT CORPORATION PRICES PUBLIC OFFERING OF $55,000,000 5.375% NOTES DUE 2024

EVANSTON, Ill., October 10, 2019 – Fidus Investment Corporation (NASDAQ:FDUS) (“Fidus” or the “Company”) today announced that it has priced a registered public offering of $55.0 million aggregate principal amount of its 5.375% notes due 2024 (the “Notes”), which will result in net proceeds to the Company of approximately $53.0 million (or approximately $61.0 million if the underwriters fully exercise the overallotment option described below) based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Notes will mature on November 1, 2024 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after November 1, 2021 upon not less than 30 days nor more than 60 days, written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. The Notes will bear interest at a rate of 5.375% per year, payable quarterly on February 1, May 1, August 1 and November 1 of each year, beginning on February 1, 2020. The Notes are expected to be rated “A-”* by Egan-Jones Ratings Company. The Company has also granted the underwriters a 30-day option to purchase an additional $8.3 million aggregate principal amount of Notes to cover overallotments, if any.

The offering is subject to customary closing conditions and is expected to close on October 16, 2019. The Notes are expected to be listed, and trade, on The Nasdaq Global Select Market under the trading symbol “FDUSG” within 30 days from the original issue date.

The Company intends to use the net proceeds from this offering to repay outstanding indebtedness under its existing credit facility with ING Capital LLC. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of October 9, 2019, the Company had $62.5 million of indebtedness outstanding under its credit facility. The credit facility matures on April 24, 2023, and borrowings under the credit facility bear interest, at our election, at a rate per annum equal to (a) 3.00% (or 2.75% if certain conditions are satisfied, including if (x) no equity interests are included in the borrowing base, (y) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans is greater than or equal to 35%, and (z) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans, performing last out loans, or performing second lien loans is greater than or equal to 60%) plus the one, two, three or six month LIBOR rate, as applicable, or (b) 2.00% (or 1.75% if the above conditions are satisfied) plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero.

Keefe, Bruyette & Woods, A Stifel Company, is acting as sole bookrunner for the offering. BB&T Capital Markets, Janney Montgomery Scott, Ladenburg Thalmann, B. Riley FBR and Oppenheimer & Co. are acting as co-leads for the offering. National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ: NHLD) is acting as the co-manager for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing in the Notes. The preliminary prospectus supplement dated October 10, 2019, the accompanying prospectus dated May 1, 2019, and the pricing term sheet dated October 10, 2019, each of which has been filed with the U.S. Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing in the Notes.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus, and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus, and this press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, 5th Floor, New York, NY 10019, (telephone number: 1-800-966-1559).

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10 million and $150 million. The Company’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the U.S. Small Business Administration as a small business investment company.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon current expectations and are inherently uncertain. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update any such statement now or in the future, except as required by applicable law.

Company Contact:	Investor Relations Contact:
Shelby E. Sherard	Jody Burfening
Chief Financial Officer	LHA
(847) 859-3938	(212) 838-3777
ssherard@fidusinv.com	jburfening@lhai.com